UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2008

Integrated BioPharma, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-28876                          22-2407475

     (Commission File Number)     (IRS Employer Identification No.)

225 Long Avenue

     Hillside, New Jersey                                   07205

     (Address of Principal Executive Offices)           (Zip Code)

(973) 926-0816

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On April 23, 2008, Integrated BioPharma, Inc. (the “Company”) received a Notice of Deficiency/Compliance (the “Notice”) from the NASDAQ Staff, indicating the Staff's determination that the Company has regained compliance with certain Marketplace Rules described below and that the matters described in the Notice are now closed.

On February 21, 2008, the Company completed its previously-disclosed private placement of shares of Series C Convertible Preferred Stock, Common Stock, 9.5% Convertible Promissory Notes and 8.0% Promissory Notes.  One of the investors in the private placement was an affiliate of a director of the Company.  The transaction documents for the private placement contemplated subsequent stockholder approval of the private placement by written consent of the holders of a majority of the outstanding shares of the Company's Common Stock, subject to compliance with the applicable Delaware and federal securities regulations regarding such approval.  Such written consent has been obtained, and the approval is expected to become effective on May 2, 2008, following the expiration of a waiting period imposed by applicable federal securities laws.

 Upon review of the transaction, the Staff of the NASDAQ determined that the Company failed to comply with NASDAQ's shareholder approval requirements pursuant to Marketplace Rules 4350(i)(1)(A) and 4350(i)(1)(D).  Subsequently, on April 21, 2008, the Company provided the NASDAQ Staff with supporting documentation that would cap the total shares issued in connection with the agreements, restrict the ability of the affiliate of the director to convert its securities into common stock based on a below-market conversion price and impose the same restrictions on any transferee of the affiliate's securities. Following submission of such documentation, the Company received the Notice from the NASDAQ Staff, indicating the resolution of the matter.

 The Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company also issued a press release regarding this matter, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

Exhibit No.	Description
99.1	NASDAQ Notice of Deficiency/Compliance, dated April 23, 2008
99.2	Press Release of Integrated BioPharma, Inc., issued on April 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED BIOPHARMA, INC.

Date: April 25, 2008	By:/s/ Dina Masi
Dina Masi
Chief Financial Officer